       CROWN CENTRAL PETROLEUM CORPORATION
       ONE NORTH CHARLES STREET
       BALTIMORE, MARYLAND 21201
       _________________________

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
       April 24, 1997
       _________________________

       To the Stockholders of CROWN CENTRAL PETROLEUM
       CORPORATION:

            Notice is hereby given that the Annual Meeting of Stockholders of Crown Central Petroleum Corporation (the ``
             Company'') will be held at  the Turf Valley
       Conference Center, 2700 Turf Valley Road, Ellicott City, Maryland on Thursday, the 24th day of April, 1997 at two o'clock in the afternoon, Eastern Daylight Time, for the following purposes:

           1.
           1.
           1.    Election of Directors.
                 Election of Directors.
                 Election of Directors.  To elect a Board of
            nine (9) directors, each to serve for the next succeeding year or until his or her successor is elected and has qualified. Seven (7) of such directors will be elected by the holders of the Class A Common Stock and two (2) of such directors will be elected by the holders of the Class B Common Stock.

           2.
           2.
           2.    Other Business.
                 Other Business.
                 Other Business.  To transact such other
       business as may properly come before the meeting.  The
       Board of Directors  of the Company knows of  no




       business other than the election of directors which will be presented for consideration at the Annual Meeting

            Details respecting these matters are set forth in the Proxy Statement. Only stockholdersof record at the close of business on March 12, 1997 will be entitled to notice of and to vote at the Annual Meeting.

            WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
       MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE PAID, ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY AT THE ADDRESS ABOVE OR BY EXECUTION AND DELIVERY OF A LATER DATED PROXY.

                                     By order of the Board of
       Directors,




                                     Dolores B. Rawlings,
                                     Vice President -
       Secretary

       CROWN CENTRAL PETROLEUM CORPORATION
       ONE NORTH CHARLES STREET
       BALTIMORE, MARYLAND 21201
       _________________________

       PROXY STATEMENT
       FOR ANNUAL MEETING OF STOCKHOLDERS
       to be held April 24, 1997
       _________________________

       SOLICITATION AND REVOCABILITY OF PROXIES
       SOLICITATION AND REVOCABILITY OF PROXIES
       SOLICITATION AND REVOCABILITY OF PROXIES

            This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Crown Central Petroleum Corporation
       (``
         Crown'' or the ``Company'') for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Turf Valley Conference Center, 2700 Turf Valley Road, Ellicott City, Maryland on Thursday, the 24th day of April, 1997 at two o'clock in the afternoon.

            The Board of Directors of the Company has fixed the close of business on March 12, 1997 as the record date (the ``
                  Record Date'') for the determination of
       Company stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of Class A Common Stock, par value $5.00 per share (``
               Class A Stock''), and holders of record of Class B Common Stock, par value $5.00 per share
       (``
         Class B Stock''), at the close of business on the Record Date ("Record Holders") are entitled to notice of the Annual Meeting and to attend and vote at the Annual Meeting. The holder of a valid proxy will be permitted to attend the Annual Meeting and to vote the stock of a Record Holder. To be valid, a proxy must either be in writing and be signed by the Record Holder or be authorized by an electronic transmission from the Record Holder. In addition, to be valid, a proxy cannot have been revoked or superseded by a valid proxy with a later date.

            The Proxy Card provided with this Proxy Statement is for completion by both holders of Class A Stock and holders of Class B Stock. If a stockholder owns shares of Class A Stock, the stockholder should vote on the election of the directors to be elected by the holders
       of Class A Stock.   If a stockholder owns shares of
       Class B Stock, the stockholder should vote on the election of the directors to be elected by the holders
       of Class B Stock    If a stockholder owns shares of
       both Class A Stock and Class B Stock, the stockholder should vote on the election of all directors. All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting, or any adjournments thereof, in accordance with instructions contained therein, if any. IF NO
                                                IF NO
                                                IF NO
       INSTRUCTIONS ARE INDICATED, SHARES OF CLASS A STOCK AND INSTRUCTIONS ARE INDICATED, SHARES OF CLASS A STOCK AND INSTRUCTIONS ARE INDICATED, SHARES OF CLASS A STOCK AND CLASS B STOCK FOR WHICH EXECUTED PROXIES ARE RECEIVED CLASS B STOCK FOR WHICH EXECUTED PROXIES ARE RECEIVED CLASS B STOCK FOR WHICH EXECUTED PROXIES ARE RECEIVED WILL BE VOTED
       WILL BE VOTED
       WILL BE VOTED ___
                     FOR
                     ___
                     FOR
                     ___
                     FOR THE ELECTION OF THE NOMINEES NAMED IN
                         THE ELECTION OF THE NOMINEES NAMED IN
                         THE ELECTION OF THE NOMINEES NAMED IN

       THE PROXY AS DIRECTORS OF THE COMPANY AND IN THE
       THE PROXY AS DIRECTORS OF THE COMPANY AND IN THE
       THE PROXY AS DIRECTORS OF THE COMPANY AND IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.
       WHICH MAY PROPERLY COME BEFORE THE MEETING.
       WHICH MAY PROPERLY COME BEFORE THE MEETING.

            Execution and return of the accompanying Proxy Card will not in any way affect a stockholder's right to attend the Annual Meeting and, if such stockholder's proxy is revoked, to vote in person. The stockholder giving the proxy has the power to revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Presence at the Annual Meeting will not, of itself, revoke the proxy.

            The expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. Proxies may be solicited by use of the mails, by personal interview, or by telephone or other electronic means and may be solicited, to a limited extent, by officers and directors, and by other employees of the Company. Brokers, nominees, fiduciaries, and other custodians will be requested to forward soliciting material to the beneficial owners of shares and to request authority for the execution of proxies and will be reimbursed by the Company for their expenses in forwarding such material.

       ALL STOCKHOLDERS ARE URGED TO COMPLETE, DATE, EXECUTE
       AND RETURN THE PROXY CARD SENT TO THEM WITH THIS PROXY
       STATEMENT.

       MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
       MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
       MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

            Election of Directors.
            Election of Directors.
            Election of Directors. Nine (9) directors are to be elected, each to serve until the next annual meeting of the stockholders and until his or her successor is duly elected and has qualified. Two (2) directors (who may not be employees of the Company or of any subsidiary of the Company) will be elected by the holders of the Class B Stock, and the other seven (7) directors will be elected by the holders of the Class A Stock. See ``
                    Voting at the Annual Meeting - Voting
       Rights of Class A and Class B Stock''
                                            for a description
       of the voting rights of the Class A Stock and of the Class B Stock in the election of directors. A plurality of all votes cast by the applicable class will be sufficient to elect each such director.

       VOTING AT THE ANNUAL MEETING
       VOTING AT THE ANNUAL MEETING
       VOTING AT THE ANNUAL MEETING

            Outstanding Shares; Quorum.
            Outstanding Shares; Quorum.
            Outstanding Shares; Quorum. At the close of business on the Record Date, there were 4,817,394 shares of Class A Stock outstanding and 5,084,090 shares of Class B Stock outstanding. The presence, in person or by properly executed and delivered proxy, of the holders of a majority of the votes of Class A Stock and Class B Stock entitled to vote at the Annual Meeting, taken together, is necessary to constitute a quorum at the Annual Meeting. For information with respect to stockholders who own more than 5% of the outstanding Class A Stock or Class B Stock, see
       ``
        Security Ownership by Certain Beneficial Owners and
       Management.''

            Voting Rights of Class A and Class B Stock.
            Voting Rights of Class A and Class B Stock.
            Voting Rights of Class A and Class B Stock. The holders of record of the Class A Stock are entitled, voting separately as a class, to elect and to remove all directors other than directors to be elected by any other class or classes or series of stock. The holders of record of the Class B Stock may elect and remove two
       (2) directors, who may not be employees of the Company or of any subsidiary of the Company. There are no other classes of stock currently outstanding.

            Except with respect to the election of directors as described above, in all proceedings in which action of the stockholders of the Company is to be taken, each share of Class A Stock shall entitle the holder of record thereof to one vote, and each share of Class B Stock shall entitle the holder of record thereof to one-tenth (1/10) vote. Except with respect to the election of directors, holders of Class A Stock vote together with holders of Class B Stock as a single class.

            The Company Savings Plans.
            The Company Savings Plans.
            The Company Savings Plans. A unit of T. Rowe Price serves as the trustee for the Company's Employees Savings Plan and the Employees Supplemental Savings Plan (collectively the "Savings Plans"). Each plan participant with an investment in Class A Stock or Class B Stock will be given a form of proxy to be used to instruct the trustee how to vote the Company stock held in the Savings Plans for the benefit of the participant. Shares for which no instructions are timely given will be voted as provided in the Savings Plans by the trustee in the same proportion as the votes cast with respect to those shares for which the trustee receives proper instructions. There is no provision in the Savings Plans to permit the trustee to grant a proxy to a plan participant; and as a result, all shares of Class A Stock and Class B Stock held in the Savings Plans will be voted by the trustee in accordance with the procedures described in this paragraph.


       E
       E
       ELECTION OF
        LECTION OF
        LECTION OF D
                   D
                   DIRECTORS
                    IRECTORS
                    IRECTORS

            At the Annual Meeting, nine (9) directors will be elected, each to serve until the next annual meeting of the stockholders and until his or her successor is duly elected and has qualified. Two (2) directors (who may not be employees of the Company or of any subsidiary of the Company) will be elected by the holders of the Class B Stock. The other seven (7) directors will be elected by the holders of the Class A Stock.

       INFORMATION CONCERNING THE NOMINEES
       INFORMATION CONCERNING THE NOMINEES
       INFORMATION CONCERNING THE NOMINEES

            The names and ages (as of December 31, 1996) of those persons nominated to be directors of the Company, as well as their principal occupations for the last five years, directorships held by them in certain other publicly held companies, the year in which each became a director of the Company and certain other information with respect to such nominees are set forth below. The first seven (7) nominees listed will be elected by the holders of Class A Stock and the last two (2) nominees listed will be elected by the holders of Class B Stock. All of the nominees are presently directors of the Company and all of such nominees, except for Sanford V. Schmidt, were elected at the Annual Meeting of Stockholders on April 25, 1996. Mr. Schmidt was




       elected to the Board at a January 30, 1997 meeting of the Board of Directors.

            There are no family relationships among any of the directors. Edward L. Rosenberg, Senior Vice President
       - Supply and Transportation and Frank B. Rosenberg, Senior Vice President - Marketing, are sons of Henry A. Rosenberg, Jr., Chairman of the Board, President and Chief Executive Officer. There are no other family relationships among the directors and the executive officers and there is no other arrangement or understanding between any director and any other person pursuant to which the director was elected.

            Proxies received will be voted in the manner directed in the proxy or, if no direction is made, for the election of the nominees named below. Although it is not expected that such a contingency will occur, if any nominee declines or is unable to serve, the proxies will be voted for a substitute nominee and unless otherwise directed, for the other nominees named below.






         Name and Age on
         Name and Age on
         Name and Age on     Principal Occupation for Last 5 Years;
                             Principal Occupation for Last 5 Years;
                             Principal Occupation for Last 5 Years;     Directo
                                                                        Directo
                                                                        Directo
          ____________
          December 31,
          ____________
          December 31,
          ____________
          December 31,        ____________________________________
                              Directorships in Public Corporations
                              ____________________________________
                              Directorships in Public Corporations
                              ____________________________________
                              Directorships in Public Corporations      r
                                                                        r
                                                                        r

              ____
              1996
              ____
              1996
              ____
              1996
                                                                        _____
                                                                        Since
                                                                        _____
                                                                        Since
                                                                        _____
                                                                        Since


         To be elected by the holders of the Class A Stock:
         To be elected by the holders of the Class A Stock:
         To be elected by the holders of the Class A Stock:

         Jack Africk      Retired.  Formerly, Vice Chairman, UST, Inc.  1991
         (68)             from September 1990 through May 1993.   Also
                          a director of Duty-Free International, Inc.,
                          Tanger  Factory  Outlet  Centers,  Inc.  and
                          Transmedia Network, Inc.

         George       L.  President  and   Chief  Executive   Officer,  1992
         Bunting, Jr.     Bunting Management  Group  since July  1991.
         (56)             Also a director of  Guilford Pharmaceuticals
                          Inc., Mercantile Bankshares Corporation, PHH
                          Corporation and USF&G Corporation.
         Michael      F.  President, The  Evolution Consulting  Group,  1991
         Dacey            Inc.  since  March   1995;  Executive   Vice
         (52)             President, The  Chase  Manhattan Bank,  N.A.
                          from September 1987 through September 1994.




         Patricia     A.  Retired.  Formerly, Senior Vice  President -  1989
         Goldman          Corporate Communications,  USAir, Inc.  from
         (54)             February 1988 through January 1994.   Also a
                          director  of  Erie  Family   Life  Insurance
                          Company and Erie Indemnity Company.
         William L. Jews  President and Chief Executive  Officer, Blue  1992
         (44)             Cross and  Blue  Shield  of  Maryland  since
                          April 1993;  President  and Chief  Executive
                          Officer, Dimensions Health  Corporation from
                          March 1990  through  March  1993.    Also  a
                          director of Municipal  Mortgage and  Equity,
                          L.L.C., NationsBank,  N.A.  and  The  Ryland
                          Group, Inc.
         Henry        A.  Chairman of  the Board  and Chief  Executive  1955
          Rosenberg,      Officer of the Company since May 1975.  Also
          Jr.             a director of Signet Banking Corporation and
         (67)             USF&G Corporation.

         Sanford      V.  Senior    Vice    President     and    Chief  1997
         Schmidt          Administrative Officer, American Trading and
         (49)             Production Corporation ("Atapco")  since May
                          1992; President and Chief  Executive Officer
                          of Penn-Attransco Corporation from July 1989
                          through April 1992.

         To be elected by the holders of the Class B Stock:
         To be elected by the holders of the Class B Stock:
         To be elected by the holders of the Class B Stock:

         Thomas       M.  Retired. Formerly,  Chairman  of the  Board,  1988
         Gibbons          The   Chesapeake   and   Potomac   Telephone
         (71)             Companies,    part    of    Bell    Atlantic
                          Corporation.
         The Reverend     President, Loyola College in  Maryland since  1995
          Harold E.       July  1994;   Professor   of   English   and
          Ridley, Jr.,    Department  Chair,   LeMoyne  College   from
          S.J.            September 1985 through June 1994.
         (57)



       The Board of Directors recommends that the stockholders
       The Board of Directors recommends that the stockholders
       The Board of Directors recommends that the stockholders
       vote
       vote
       vote ___
            FOR
            ___
            FOR
            ___
            FOR the nominees presented herein.
                the nominees presented herein.
                the nominees presented herein.

       BOARD OF DIRECTORS AND COMMITTEES
       BOARD OF DIRECTORS AND COMMITTEES
       BOARD OF DIRECTORS AND COMMITTEES

            Attendance.
            Attendance.
            Attendance. The Board of Directors held eleven meetings during the past year. All of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the committees on which they served during the year.

            Compensation of Directors.
            Compensation of Directors.
            Compensation of Directors. Each director who is not an employee of the Company or a subsidiary of the




       Company is paid $12,000 per year for serving as a director and a meeting fee of $600, plus travel expenses, for attendance at each meeting. Each non-employee director who is a member of any committee of the Board of Directors other than the Executive Committee is paid $3,000 per year for serving on each such committee. The chairman of any committee other than the Executive Committee is paid a fee of $1,000 for serving in that capacity. Directors who are employees receive no separate compensation for serving on the Board, on any Board committee or as Chairman of any committee. See ``
                            Interest of Management and Others
       in Transactions with the Company and its Subsidiaries'' for a description of Mr. Africk's consulting agreement under which he is paid a fee of $3,000 per month.

            Deferred Compensation Plan.
            Deferred Compensation Plan.
            Deferred Compensation Plan. Effective September 1, 1983, the Company adopted a Deferred Compensation Plan for non-employee directors which permits each such director to defer all, or a portion, of his or her compensation for payment after his or her termination as a director. The plan provides for the accrual of interest quarterly on the funds at the 90-day Treasury Bill rate in effect at the beginning of the quarter. The director may elect to receive the deferred compensation in one lump sum payment or in a number of annual installments (not exceeding ten).

            Committees.
            Committees.
            Committees. The Executive Committee has the authority to act on behalf of the Board of Directors between meetings of the Board. Mr. Rosenberg serves as Chairman and Messrs. Africk and Gibbons are members of the Committee. In addition to the Executive Committee, the Audit Committee and the Executive Compensation and Bonus Committee are the other standing committees of the Board.

       Audit Committee
       Audit Committee
       Audit Committee.

            Mr. Africk serves as Chairman and Messrs. Bunting, Dacey, and Gibbons are members of the Audit Committee. The Audit Committee met six times during the past year. The functions which this Committee performs under its charter include: (i) recommending the selection of independent public accountants and reviewing with such accountants the audit scope and the results of the audit engagement; (ii) reviewing matters pertaining to internal audit and other internal control procedures;
       (iii) reviewing the audited and the unaudited statements to be submitted to the Board for approval;
       (iv) reviewing substantial claims by or against the Company; (v) reviewing the Company's financing plans and its compliance with debt covenants; (vi) reviewing current accounting related matters affecting the Company; and (vii) reviewing the effect of the scope of non-audit services rendered by the independent public accountants on their independence.





       Executive Compensation and Bonus Committee
       Executive Compensation and Bonus Committee
       Executive Compensation and Bonus Committee.

            Mr. Gibbons serves as Chairman and Ms. Goldman, Mr. Jews and Father Ridley are members of the Executive Compensation and Bonus Committee (the ``
                                              Compensation
       Committee''
                 ). The Compensation Committee met seven times during the past year. The Compensation Committee has the principal responsibility for the administration of the Annual Incentive Plan which is now known as the Performance Incentive Plan and the 1994 Long-Term Incentive Plan (the ``
                            Long-Term Plan'')  and the
       authority and duty to submit recommendations to the Board with respect to the salaries of the Chairman of the Board and President. In addition, the Compensation Committee has the authority to submit recommendations to the Board with respect to plans for the compensation of executives of the Company, including amendments to any plans for compensation.

       Succession Planning Committee.
       Succession Planning Committee.
       Succession Planning Committee.

            At a meeting on November 7, 1996, the Board of Directors established the Succession Planning Committee as a special committee of the Board. Mr. Africk has been appointed Chairman and Messrs. Bunting, Gibbons and Rosenberg are members of the Committee. The Committee did not meet in 1996.

       REPORT OF EXECUTIVE COMPENSATION AND BONUS COMMITTEE
       REPORT OF EXECUTIVE COMPENSATION AND BONUS COMMITTEE
       REPORT OF EXECUTIVE COMPENSATION AND BONUS COMMITTEE

            On an annual basis, the Company engages an internationally known management consulting firm to assist it in performing a review of its executive compensation practices. Compensation philosophy, the Company's objectives and Crown's total direct compensation package which consists of base salary and of annual and long-term incentives are reviewed. The results of this study are carefully considered by the Compensation Committee in connection with its approval of the compensation to be paid to the Company's executive officers.

            The following objectives and guiding principles have been identified in establishing the Company's executive compensation program: (1) provide a strong link between management and shareholder interests by rewarding executives for the creation of shareholder value; (2) attract and retain key executive talent by providing competitive total reward opportunities based on the Company's performance; (3) provide an appropriate balance between short and long-term reward opportunities; and (4) insure there is a clear line-of-




       sight between opportunities and performance controlled or directly influenced by the executive.

            Specifically, base salaries are targeted to the median or fiftieth percentile of overall competitive practices. Recommendations for base salary adjustments for the officers are determined by considering the executive's position, experience, knowledge, skills, and job performance, as reflected in the Chairman's recommendations to the Compensation Committee. Annual incentive and long-term incentive awards are each targeted to generate total cash compensation between the fiftieth and the seventy-fifth percentile of competitive practices and are based on the Company's performance.

            The Company's competitive position is determined by conducting an annual survey of the practices at other companies both national and regional including companies of similar size and focus within the petroleum industry. Four of the ten companies most recently selected as industry comparables are included in the more than two dozen companies in the Value Line Integrated Petroleum Index shown on the Performance Graph in this Proxy Statement.

            The Company's most recent survey analysis of compensation practices shows that officers' base salaries are generally below the median. The Compensation Committee is, to the extent practicable, attempting to insure that increases in base salaries are targeted to median levels. During 1996, the Compensation Committee concluded that the base salary previously established for Mr. Henry A. Rosenberg, Jr. in July 1995 should not be adjusted since it was in the median range of comparable salaries for chief executive officers.

            In 1994, the Company adopted the Performance
       Incentive Plan and, with stockholder approval, it also adopted the Long-Term Plan. These Plans are intended to provide additional incentives to officers and senior managers for improvements in Company-wide performance.

            The 1997 Performance Incentive Plan is a cash plan offered to officers, senior managers and other salaried employees. Minimum, target and maximum awards are established by the Compensation Committee for each Plan year. Executive officers can earn a target award of 30-55% of base salary based upon the Company's performance, as measured by EBITDAAL which is defined as earnings before interest, taxes, depreciation, amortization, abandonments and LIFO accounting provisions. EBITDAAL must meet the annual minimum threshold approved by the Compensation Committee for any awards to be earned in a Plan year. The Company's 1996 actual operating performance was within the range that allowed for the payment of incentive awards at the minimum level provided by the 1996 Performance
       Incentive Plan.

            The Long-Term Plan is designed to provide incentives to officers and key employees who have significant responsibilities for the successful implementation of the Company's long-term business strategies. The Long-Term Plan provides for awards of non-qualified stock options ("Options") for the purchase of the Company's Class B Stock and for Performance Vested Restricted Stock ("PVR Stock") which is also awarded in shares of Class B Stock. Awards are made by the Compensation Committee, and no participant may receive Options for more than 150,000 shares of stock or more than 50,000 shares of PVR Stock in any one year.

            PVR Stock is issued to a participant subject to the attainment of performance goals and the satisfaction of various restrictions established by the Compensation Committee. The performance goals are currently based upon the Company's operating performance as measured by EBITDAAL. In addition, three-year Net Income on a FIFO basis must meet the minimum threshold approved by the Compensation Committee for any awards of PVR Stock to vest at the end of the performance cycle. In 1996, the Compensation Committee adopted a new feature which permits PVR Stock that has not vested at the end of the performance cycle to vest at the end of five years rather than being forfeited by the participant. This feature is intended to help the Company retain the services of participants in the Long-Term Plan and to simplify the accounting treatment of PVR Stock. The 1994-1996 Plan cycle has been completed and, because the minimum performance goals established were not achieved, the PVR Stock issued under the Plan for that cycle has been forfeited by the participants.

            Based upon recommendations of the Company's management consulting firm and in an effort to provide more competitive executive benefits which are consistent with current practices, the Compensation Committee recommended, and the Board approved, the amendment and restatement of the Supplemental Retirement Income Plan for Senior Executives (the "SRI Plan") and the adoption of an Executive Severance Plan ( the "Severance Plan"). All officers at the Vice President level and above are now participants in the amended SRI Plan and benefits vest after five years of service. All current officers at the Vice President level and above have been designated as participants in the Severance Plan. Under the Severance Plan, if a




       participant is terminated without good reason within two years of a change of control, as defined in the Severance Plan, the participant receives credit for enhanced age and service under the SRI Plan and the immediate payment of SRI Plan benefits. In addition, the participant receives a payment of two times the executive's annual salary, full payment under the annual Performance Incentive Plan, an additional contribution equal to a two-year Company match for participants in the Savings Plans, the continuation of certain welfare benefits for a two-year period and certain other miscellaneous benefits. The Committee views the Severance Plan as a typical executive benefit that will help insure stability and continuity of employment of key management personnel at the time of a proposed or threatened change of control, if any.

            It is not currently anticipated that any officer could earn annual compensation in excess of one million dollars under the existing compensation plans. Stockholder approval of the Performance Incentive Plan would be required for compensation under this plan to qualify for deductibility under Section 162(m) of the Internal Revenue Code. Some additional limitations on the PVR Stock portion (but not the portion relating to Options) of the Long-Term Plan might also be required to qualify that compensation for deductibility. The Compensation Committee will consider recommending such steps as may be required to qualify either annual or long-term incentive compensation for deductibility if that appears appropriate at some time in the future.

            This Report has been submitted by the Compensation
       Committee:  Thomas M. Gibbons, Chairman; Patricia A.
       Goldman; William L. Jews; and Harold E. Ridley, Jr.,
       S.J.


       INTEREST OF MANAGEMENT AND OTHERS IN TRANSACTIONS WITH
       INTEREST OF MANAGEMENT AND OTHERS IN TRANSACTIONS WITH
       INTEREST OF MANAGEMENT AND OTHERS IN TRANSACTIONS WITH
       THE COMPANY AND ITS SUBSIDIARIES
       THE COMPANY AND ITS SUBSIDIARIES
       THE COMPANY AND ITS SUBSIDIARIES

            In the ordinary course of business, the Company leases offices in an office building that was formerly owned by American Trading Real Estate Company, Inc. ("Atreco"), all of the stock of which is owned by American Trading Real Estate Properties, Inc., a wholly owned subsidiary of Atapco of which Messrs. Henry A. Rosenberg, Jr. and Edward L. Rosenberg are directors and stockholders, Mr. Schmidt is an officer, and Mr. Frank B. Rosenberg is a stockholder. For 1996 the total rent paid to Atreco during the time it owned the building including escalation was $550,119 which was no greater than the rent charged others for comparable space in the building. In addition, the Company paid $38,773 to Atreco for maintenance and miscellaneous charges, which was no greater than charges to others for comparable services.




            In the ordinary course of business, the Company and its subsidiaries maintain bank accounts and relationships with, including from time to time borrowings from, NationsBank, N.A., of which Mr. Jews is a director, and Signet Bank, a subsidiary of Signet Banking Corporation, of which Mr. Henry A. Rosenberg, Jr. is a director. In September 1995, the Company entered into a $130,000,000 Credit Agreement (the
        Credit Agreement
       ``                 ) with NationsBank of Texas, N.A.,
                        ''
       as Administrative Agent and Letter of Credit Agent for a group of banks. NationsBank of Texas, N.A. is an affiliate of NationsBank, N.A. Signet Bank was also one of the banks party to the Credit Agreement and is the Trustee of the Company's Retirement Plan.

            Effective November 1, 1993, Mr. Africk became a general business advisor and consultant to the Company for which he is paid a consultancy fee of $3,000 per month. His work in this capacity is in addition to his service as a director, member of the Executive Committee, Chairman of the Audit Committee and Chairman of the Succession Planning Committee.


       ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION
       ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION
       ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION
       COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
       COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
       COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
       COMPENSATION DECISIONS
       COMPENSATION DECISIONS
       COMPENSATION DECISIONS

            None

       SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND
       SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND
       SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND
       MANAGEMENT
       MANAGEMENT
       MANAGEMENT


            Owners of More than Five Percent.
            Owners of More than Five Percent.
            Owners of More than Five Percent. The following table sets forth the class of shares of the Company's stock, and the amount and percentage of that class, owned by all persons known by the Company to be the beneficial owners of more than 5% of the shares of any class of the Company's stock on December 31, 1996:



                                ___


           Name and Address                                     Percen
         ___________________
         of Beneficial Owner                          ______
                                                      Amount
                                                                t
                                 ______________
                                 Title of Class                 __
                                                                of

                                                                _____
                                                                Class




       American Trading and
         Production             Class A Stock    2,461,071      51.09
         Corporation        ''
                       group
                     ``          Class B Stock
         (a)                                     796,673      15.10
       Blaustein Building
       P.O. Box 238
       Baltimore, MD  21203
       A.I.C. Limited
         group
       ``        (b)
              ''                Class A Stock    448,900      9.32
       7930 Clayton Road
       St. Louis, MO  63117
       Franklin Resources,
       Inc. (c)                 Class B Stock    827,700      16.02
       777 Mariners Island
       Boulevard
       P.O. Box 7777
       San Mateo, CA 94403

       Donald Smith & Co.,
       Inc. (d)                 Class B Stock    490,000      9.49
       15 Essex Road
       Paramus, NJ 07652

       Wellington Management
          Company, LLP (e)      Class B Stock    448,900      8.69
       75 State Street
       Boston, Massachusetts
       02109
       _______________
       _______________
       _______________


       (a) Atapco and various persons who (or whose spouse) hold stock in Atapco either individually or
         in a fiduciary or beneficial capacity are a   group
                                                     ``     ''
         (the    Atapco Group
               ``            '') as  that  term  is  used  in
         Section 13(d)(3) of  the Securities Exchange  Act of
         1934  (the  ``Exchange  Act  ).    ATAPCO,  Inc.,  a
                                    ''
         Delaware corporation and a wholly owned subsidiary of Atapco, is the holder of 2,366,526 shares of Class A Stock and 591,629 shares of Class B Stock, and other members of the Atapco Group are the
         holders of    94,545 shares  of  Class  A Stock  and
         205,044 shares of Class B Stock.   The Class B Stock
         shown in the table includes 72,300 shares of stock granted to members of the Atapco Group as PVR Stock under the Long-Term Plan and 109,237 shares that members of the Atapco Group have a right to acquire pursuant to Options granted under the Long-Term Plan if the right to acquire the shares under the Option
         vested  on   or  before   March  1,   1997  ("Vested
         Options"). The percentage calculation is based on the shares outstanding and the shares that may be acquired pursuant to Vested Options granted to members of the Atapco Group.

       (b) This information was obtained from a report on Schedule 13D dated January 14, 1983 and Amendment




         No. 7 dated June 18, 1990, which were filed with the
         Securities    and    Exchange     Commission    (the
         ``Commission  ).  A.I.C. Limited, the record owner of
                     ''
         448,900 shares of Class A Stock, and two associates, who have no record ownership of Class A Stock, are a
         ``        as that term is used in Section 13(d)(3) of
                ''
           group
         the Exchange Act.

       (c)       This information was  obtained from a  report
         on  Schedule  13G   dated  February  12,   1996  and
         Amendment No. 1  dated December  9, 1996  filed with
         the Commission.    Franklin  Resources,  Inc.  is  a
         registered investment advisor.

       (d)       This information was  obtained from a  report
         on Schedule 13G  dated January  27, 1995  filed with
         the Commission.    Donald Smith  &  Co.,  Inc. is  a
         registered investment advisor.

       (e) This information was obtained from a report on Schedule 13G dated January 24, 1997 filed with the Commission. The Wellington Management Company,
         LLP  is a registered investment advisor.


            Directors and Officers.
            Directors and Officers.
            Directors and Officers. The following table sets forth the number of shares of each class of the Company's stock and the percentage of each class owned by each of the directors and nominees, by certain executive officers and by all directors and officers as a group on December 31, 1996:

                      Shares of Securities Beneficially Owned
                              ________________________
                              on December 31, 1996 (a)




                                   _______
                                   Class A          ______________
                                                    Class B Common

                           ____________
                           Common Stock          _____
                                                 Stock

       ____
       Name                                 _
                                            %


                                ______
                                Amount             ______
                                                   Amount       _
                                                                %

       Jack Africk                  --     --
                                                     500       (b)
       George L.                    --     --
       Bunting, Jr.                                 1,000      (b)




       Michael F. Dacey
                                 1,000  (b)          --        --
       Thomas M. Gibbons
                                   200  (b)          --        --
       Patricia A.
       Goldman                     100  (b)          --        --
       William L. Jews              --
                                        --           200       (b)
       Thomas L. Owsley              8
                                  ,963  (b)       24,859(c)    (b)
       Rev. Harold E.               --
       Ridley, Jr.                      --           --        --
       Henry A.              2,461,071
       Rosenberg, Jr.(d)                51.09      796,673    15.10
       Sanford V.
       Schmidt                      --  --           --        --
       Phillip W. Taff
                                   500  (b)       35,379(c)    (b)
       Randall M.
       Trembly                  11,774  (b)       33,095(c)    (b)
       John E. Wheeler,
       Jr.                       3,264  (b)       29,975(c)    (b)
       All Directors,
       Nominees and          2,490,842           1,001,551(
                                        51.71                 18.56
       Officers as a                                 e)
       group including
       those listed
       above
       (20 individuals)
        _______________
        _______________
        _______________



        (a)      Each     director  holds   sole  voting   and
         investment power over the shares listed; however, in one or more cases the stock may be registered in the name of a trust or retirement fund for the benefit
         of the director.   In  the case  of officers  of the
         Company, the table includes interest in shares held by the trustee under the Savings Plans, the Class B Stock granted as PVR Stock under the Long-Term Plan (but not shares of PVR Stock granted in the 1994-1996 cycle which have been forfeited) and shares subject to Options. See footnote (c).

       (b) Represents less than one percent of the shares outstanding.

       (c)       Includes  Vested  Options  as  follows:   Mr.
         Owsley, 15,573 shares;  Mr.  Trembly, 18,156 shares;
         Mr. Taff,  19,839 shares;  and  Mr. Wheeler,  17,583
         shares.

       (d) Mr. Rosenberg is a director and stockholder of Atapco which is a member of the Atapco Group.
         See  ``Security  Ownership  by   Certain  Beneficial
         Owners and Management.''  The shares listed  are the
         shares  owned  by  the  Atapco  Group.     Henry  A.




         Rosenberg, Jr. owns shares of preferred stock and is a beneficiary of a trust of which he is one of the trustees holding common stock of Atapco. In addition, Mr. Rosenberg is one of the trustees of other trusts, in which he has no beneficial interest, which own shares of preferred and common stock of Atapco. Of the shares listed above, Mr. Rosenberg holds 21,544 shares of Class A Stock and 55,513 shares (including PVR Stock) of Class B Stock individually and in the Company's Savings Plans. The Class B Stock shown on the table also includes 76,420 shares that may be acquired by Mr. Rosenberg and 32,817 shares that may be acquired by other members of the Atapco Group upon the exercise of Vested Options granted under the Long-Term Plan.
         The percentage calculation is based on the shares outstanding and the shares that may be acquired pursuant to Vested Options granted to members of the Atapco Group.

       (e) Includes 230,866 shares that may be acquired pursuant to Vested Options granted under the Long-Term Plan and the 1995 Management Stock Option
         Plan. The percentage calculation is based on the shares outstanding and the shares that may be acquired pursuant to Vested Options granted to Officers.


            Compliance with  Section  16(a).
            Compliance with  Section  16(a).
            Compliance with  Section  16(a).   Based  upon  a
       review of the Forms 3, 4 and 5 and any amendments thereto, filed with the Commission and furnished to the Company as well as letters provided to the Company by various reporting persons, the Company is of the opinion that no reporting person has failed to file on a timely basis the reports required by Section 16(a) of the Exchange Act during the Company's most recent fiscal year.


                     SUMMARY COMPENSATION  TABLE

            The following table sets forth the compensation awarded to, earned by or paid to the Chief Executive Officer and the other four most highly compensated executive officers for all services rendered in all capacities to the Company and its subsidiaries during the last three fiscal years:






       Long-Term
                                           ___________________
                                           Annual Compensation

       ___________________
       Compensation Awards


          Name and                                 Other     Securiti     All
          Principal                               Annual        es       Other
          ________
          Position                             ____________
                                               Compensation
                                         _____
                                         Bonus
                                                             Underlyi  _________
                                                                       Compensat
                                                                ng
                        ____
                        Year   ______
                               Salary               ___
                                                    (a)       _______
                                                              Options   _______
                                                                        ion (c)

                                                                ___
                                                                (b)


       Henry A.         1996  $         $          19,832
                                                  $            30,360    $21,770
       Rosenberg, Jr.   1995  575,004
                                        97,24                  88,800     20,358
         Chairman of    1994           8
                              562,506             20,231       25,000     20,260
       the Board,             541,672
                                        -----
          President                     -----     19,774
       and Chief
          Executive
       Officer

       Phillip W. Taff  1996  $         $          17,398
                                                  $             8,870     28,311
                                                                         $
          Executive     1995  241,257
                                        38,43                  30,430     78,910
       Vice President   1994           9
                              207,504             16,853        5,400     12,462
          and Chief           116,669
                                        -----
       Financial                                  9,450
          Officer (d)                   25,00
                                       0
       Randall M.       1996  $         $          16,650
                                                  $             6,520     11,594
                                                                         $
       Trembly          1995  208,758
                                        33,82     15,600       27,250      7,528
          Executive     1994           6
                              167,508             14,000        4,700      7,034
       Vice President         156,672   -----
                                        -----
       John E.          1996  $         $          18,783
                                                  $             5,150     10,023
                                                                         $
       Wheeler, Jr.     1995  188,754   23,98     19,007       24,130      8,175
          Senior Vice   1994           5
                              165,012             17,238        5,400      7,610
       President -            154,424   -----
          Finance and                   -----
       Treasurer

       Thomas L.        1996  $         $         $16,391       4,540    $10,541
       Owsley           1995  177,340   16,97     16,518       21,780      8,116
          Vice          1994  161,256  5          15,525        4,700      8,039
       President -            156,672   -----
       Legal                            -----
      _______________


      (a)      These amounts  include  automobile allowances,
        gasoline allowances, and the tax gross-ups applicable
        to the gasoline  allowances.   Perquisites below  the




        required reporting levels are not included in this table.

      (b) The Options are for the purchase of shares of Class B Stock.

      (c) These amounts include imputed income related to excess life insurance, payments for executive medical insurance and the Company's matching payments under the Savings Plans. In 1996, the imputed income for Mr. Rosenberg was $8,640; for Mr. Taff, $2,160; for
        Mr. Trembly, $837;  and for  Mr. Owsley,  $958.   The
        executive medical payments for  each of the  officers
        listed in  the  table  were $2,556.    The  Company's
        matching payments under the Savings Plans were for Mr. Rosenberg, $10,574; for Mr. Taff, $8,513; for Mr. Trembly, $8,201; for Mr. Wheeler, $7,467 and for Mr. Owsley, $7,027.

      (d) In May 1994, Mr. Taff resigned as a director of the Company, and following his resignation he was employed as Senior Vice President - Finance and Chief Financial Officer, effective June 1, 1994. The 1994 bonus was a signing bonus. The amounts shown for Mr.
        Taff  in   All   Other   Compensation   include   the
        reimbursement of moving expenses of $73,140 in 1995 and $15,082 in 1996 and also fees paid for services as a director, member of the Audit Committee and meeting fees of $10,500 in 1994 and $21,000 in 1993.



                  OPTION GRANTS IN LAST FISCAL YEAR
                          Individual Grants







                                      % of
                           Number   Total
                             of     Options
                          Securiti  Granted                        Grant
                             es        to     Exercis Expiration    Date
       ____
       Name               Underlyi  Employee     e       ____
                                                         Date     Present

                             ng        s       _____
                                               Price                _____
                                                                    Value
                          Options      in
                                     Fiscal                         ___
                                                                    (b)




                          _______
                          Granted     ____
                                      Year

                            ___
                            (a)




       Henry A.                       28.5    $ 17.06   Feb. 28,  $101,65
       Rosenberg, Jr.     30,360                                     7
                                                            2006

       Phillip W. Taff     7,390       6.9    $ 17.06   Feb. 28,     $
                           1,480       1.4                         24,746
                                                            2006
                                               17.69    Mar. 28,
                                                                   5,138
                                                            2006
       Randall  M.         4,620       4.3    $ 17.06   Feb. 28,   $ 15,
       Trembly             1,900       1.8                          470
                                                            2006
                                               17.69    Mar. 28,
                                                                   6,596
                                                            2006
       John E. Wheeler,    4,490       4.2       $      Feb. 28,     $
       Jr.                              .6     17.06               15,035
                                                            2006
                          660                           Mar. 28,
                                               17.69               2,291
                                                            2006
       Thomas L. Owsley    4,540       4.3       $      Feb. 28,     $
                                               17.06               15,203
                                                            2006
       ______________________
       ______________________
       ______________________



       (a) For each grant, one-third of the Options granted are exercisable one year from the date of
         the  grant;   an   additional   one-third  will   be
         exercisable on the second anniversary of the grant; and the final one-third will be exercisable on the
         third anniversary  of the  grant.   Tax  withholding
         obligations may be satisfied upon exercise by the deduction of Option shares.

       (b) For the purposes of this presentation, the Company valued its Options based upon the Black-
         Scholes model,  a widely  used and  accepted formula
         for  valuing  traded  stock  options.    The  actual
         increase in value will occur directly with the appreciation of the per share market price of the Company's Class B Stock as stockholders' return on
         investment increases.    There  is  no gain  to  the
         executives, however, if the per share market price of the Company's Class B Stock does not increase or if it declines. The following assumptions were used to calculate the Black-Scholes value: a three-year
         expected option  life;  a   26  percent stock  price
         volatility; a 6.04 percent risk free rate of return; an annual dividend yield of 0 percent; and an exercise price equal to the stock price on the date of grant. This resulted in an Option value of $3.36
         per share.    The Company  has  used the  historical
         annual  dividend   yield   and   stock   prices   as
         assumptions  for  the  Black-Scholes   model.  These




         calculations are not projections; and there is, therefore, no guarantee that the assumptions will be the actual annual dividend yield or stock price volatility rate over the next three years.

                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR,
                        AND FISCAL YEAR-END OPTION VALUES (a)

                                Number of Securities          Value         of
       Unexercised
                                Underlying Unexercised   In-the-Money
                                _________________
                                Options at FY-End        _________________
                                                         Options at FY-End

       ____
       Name                  ________
                             Exercisa  _________
                                       Unexercis   _______
                                                   Exercis  __________
                                                            Unexercisa

                                       ____
                                       able
                                ___
                                ble                 ____
                                                    able        ___
                                                                ble

       Henry A. Rosenberg,    46,266     97,894       0          0
       Jr.                    13,743     30,957       0          0
       Phillip W. Taff        12,216     26,254       0          0
       Randall M. Trembly     11,642     23,038       0          0
       John E. Wheeler, Jr.   10,393     20,627       0          0
       Thomas L. Owsley
       ______________________
       ______________________
       ______________________


       a)  The Options are for the  purchase of Class B Stock.



       LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR
                                 (a)

                                                           ________________
                                                           Estimated Future

       _______
       Payouts




                                                                Maximum
                         Number  Performanc   Thresh  Target    (Shares)
                           __
                           of         e        old    ______
                                                      (Share      and
       ____
       Name                        ______
                                   Period     ______
                                              (Share            ________
                                                                Cash (b)
                         ______
                         Shares                         __
                                                        s)




                                                __
                                                s)


       Henry A.                   Jan. 1,     9,300   18,600
       Rosenberg, Jr.    18,600  1996 -                       18,600
                                  Dec. 31,
                                 1998
       Phillip W. Taff            Jan. 1,     2,265    4,530
                          4,530  1996 -                       4,530
                                  Dec. 31,    455       910
                           910   1998                         910

       Randall M.                 Jan. 1,     1,415    2,830      2,830
       Trembly            2,830  1996 -                1,160      1,160
                                  Dec. 31,    580
                          1,160  1998
       John E. Wheeler,           Jan. 1,     1,375    2,750      2,750
       Jr.                2,750  1996 -                              400
                                  Dec. 31,    200     400
                           400   1998
       Thomas L. Owsley           Jan. 1,     1,390    2,780      2,780
                          2,780  1996 -
                                  Dec. 31,
                                 1998
       _______________




       (a) The shares listed are Class B Stock which was issued as PVR Stock and was awarded to participants
         under the  Long-Term Plan.    The performance  goals
         applicable to these awards are based upon the Company's Net Margin which is defined in the Long-Term Plan as Refining Gross Margin minus Total Refining Costs plus Marketing Contribution minus
         Administrative Costs.   Income  Before Income  Taxes
         must meet the minimum threshold established for the cycle for any of this PVR Stock to be earned.

       (b) The cash earned at the maximum level is equal to 50% of the value of the stock earned on the date the restrictions lapse.




                       PENSION PLAN TABLE (a)




                   ________________
                   Years of Service





       _________
       Remunerat
                                 __
                                 20       __
                                          25     ___
                                                  30     ___
                                                          35
                                                                          __
                                                                          45


           ___
           ion       __
                     15                                          __
                                                                 40


        $150,000            $
                    $                $        $        $       $        $
                             72,000
                    54,000           94,500   117,00   139,50  162,00   184,50
                                              0       0        0        0
         200,000             96,000
                    72,000
                                     126,00   156,00   186,00  216,00   246,00
                                     0        0       0        0        0
         250,000             120,00
                    90,000
                            0        157,50   195,00   232,50  270,00   307,50
                                     0        0       0        0        0
         300,000             144,00
                    108,00  0        189,00   234,00   279,00  324,00   369,00
                   0                 0        0       0        0        0
         400,000             192,00
                            0
                    144,00           252,00   312,00   372,00  432,00   492,00
                   0                 0        0       0        0        0
         500,000             240,00
                            0
                    180,00           315,00   390,00   465,00  540,00   615,00
                   0                 0        0       0        0        0
         600,000             288,00
                            0
                    216,00           378,00   468,00   558,00  648,00   738,00
                   0                 0        0       0        0        0
       _______________


       (a) The table reflects the retirement benefits (life annuity with 60 months certain) which would be payable under the Company's Retirement Plan at various base salary levels and years of service projected to  normal retirement.  The table  assumes
         that  the   participant   has   earned  the   annual
         remuneration shown in the table in every year of credited service. The Retirement Plan is a career
         average  plan   with  benefits   based  on   taxable
         compensation. Limitations imposed by the Internal Revenue Code or any other statute are not reflected in the table since the Company's SRI Plan is designed to provide or restore to participants the benefits that would have been received under the Retirement Plan if calculated without regard to such
         limitations.  Henry   A.  Rosenberg,   Jr.'s  normal
         retirement date was December 1, 1994.   His credited
         service at that time was 42 years  and 4 months. The
         estimated  credited  service  projected   to  normal
         retirement for the other executives listed in the Summary Compensation Table are: Phillip W. Taff, 12 years and 7 months; Randall M. Trembly, 27 years and 10 months; John E. Wheeler, Jr., 41 years and 8 months; and Thomas L. Owsley, 23 years and 6 months.





                          _________________
                          PERFORMANCE GRAPH
                          _________________
                          PERFORMANCE GRAPH
                          _________________
                          PERFORMANCE GRAPH


                            1992
                    1991           1993          1995
                                          1994            1996
       Crown
       Common
       Stock                 $59
                    $100            $67    $57             $56
                                                  $67
       Amex
       Market
       Value         100     101    121    110             148
                                                  139
       Index
       Value Line
       Int. Pet.
       Index         100            118
                              99           126             207
                                                  163



            The graph above plots a shareholder's cumulative return on a $100 investment in Crown Common Stock (Class A and Class B Stock combined on a weighted market value basis) over a five-year period assuming that all dividends are reinvested. The American Stock Exchange Market Value Index and the Value Line Integrated Petroleum Index are also shown on the graph for comparative purposes. It should be noted that the Value Line Index includes a number of major oil companies that are significantly larger than Crown. Many of these companies are also engaged in the upstream production of both crude oil and natural gas and are in other lines of business in addition to their refining and marketing activities.


                            OTHER MATTERS
                            OTHER MATTERS
                            OTHER MATTERS

            Management does not know of any business other than the election of directors to come before the meeting. However, if any other business should properly come before the meeting, the proxies will be voted with respect thereto in accordance with the direction of the stockholders.


           ELATIONSHIP
           ELATIONSHIP
           ELATIONSHIP
          R
          R
          R             ITH
                        ITH
                        ITH  NDEPENDENT
                             NDEPENDENT
                             NDEPENDENT
                            I
                            I
                            I
                       W
                       W
                       W                       A
                                               A
                                               ACCOUNTANTS
                                                CCOUNTANTS
                                                CCOUNTANTS
                                        P
                                        P
                                        PUBLIC
                                         UBLIC
                                         UBLIC





            The principal independent public accountant for the Company and its subsidiaries since the organization of the Company has been Ernst & Young LLP or its predecessors, and such firm has been selected again for the current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meeting. The Ernst & Young LLP representative does not intend to make any formal statement but will respond to any questions.


                I
                I
                INFORMATION
                 NFORMATION
                 NFORMATION I
                            I
                            INCORPORATED BY
                             NCORPORATED BY
                             NCORPORATED BY R
                                            R
                                            REFERENCE
                                             EFERENCE
                                             EFERENCE

            The Company's Financial Statements and Supplementary Data (Item 8), Management's Discussion and Analysis of Financial Condition and Results of Operations (Item 7), and supplementary financial information with respect to Quarterly Results of Operations are set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and are hereby incorporated by reference.


         S
         S
         STOCKHOLDERS
          TOCKHOLDERS
          TOCKHOLDERS' P
                     ' P
                     ' PROPOSALS FOR THE
                        ROPOSALS FOR THE
                        ROPOSALS FOR THE 1998 A
                                         1998 A
                                         1998 ANNUAL
                                               NNUAL
                                               NNUAL M
                                                     M
                                                     MEETING
                                                      EETING
                                                      EETING

            Proposals of stockholders of the Company intended to be presented at the Annual Meeting of Stockholders of the Company in 1998 must be received by the Secretary of the Company, One North Charles Street, P.O. Box 1168, Baltimore, Maryland 21203 on or before November 16, 1997, and must otherwise comply with the rules of the Commission and the Bylaws of the Company to be eligible for inclusion in the Proxy Statement for the Annual Meeting in 1998.

                                     By order of the Board  of
       Directors,




                                     Dolores B. Rawlings
                                     Vice     President      -
       Secretary

       March 31, 1997